UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2010 (August 27, 2010)

CORPORATE RESOURCE SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30734	80-0551965
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Broadway, 11th Floor, New York, NY		10038
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	(646) 443-2380

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01          Entry into a Material Agreement.

Master Services Agreement with TSE-PEO, Inc.

On August 27, 2010, Corporate Resource Services, Inc. (the “Company”) entered into a Master Services Agreement (the “TSE Agreement”) with TSE-PEO, Inc. (“TSE”).  TSE is an affiliate of Tri-State Employment Services, Inc., the majority stockholder of the Company.  Pursuant to the TSE Agreement, TSE, a professional employer organization, will, as requested, provide administrative and other services (“PEO Services”) to Corporate Resource Development Inc. (“CRD”), and Insurance Overload Services, Inc. (“Overload”), both of which are operating subsidiaries of the Company.  Under the TSE Agreement, all service fees and other fees to be paid to TSE under the TSE Agreement will be consistent with service fees and other fees charged by independent third parties providing comparable PEO Services in the relevant geographic market and industry.  The TSE Agreement additionally provides that TSE and its affiliates may provide PEO Services to third parties, and that the Company, CRD or Overload may obtain PEO Services from any third party or elect not to obtain PEO Services from any party.  The term of the TSE Agreement expires on the later of December 31, 2011 or the last date of expiration of any services schedule which may be attached to the TSE Agreement from time to time, and shall automatically be renewed for successive one year periods (and for the length of the term of each services schedule) unless either party gives the other not less than 60 days notice prior to the applicable expiration date.

The foregoing summary is not intended to be complete, and is qualified in its entirety by reference to the TSE Agreement, a copy of which is filed herewith as Exhibit 10.1.

Master Services Agreement with TS Employment, Inc.

On August 27, 2010, the Company entered into a Master Services Agreement (the “TS Employment Agreement”) with TS Employment, Inc. (“TS Employment”).  TS Employment is an affiliate of Tri-State Employment Services, Inc., the majority stockholder of the Company.  Pursuant to the TS Employment Agreement, TS Employment, a professional employer organization, will, as requested, provide PEO Services to Accountabilities, Inc. (“Accountabilities”), an operating subsidiary of the Company. Under the TS Employment Agreement, all service fees and other fees to be paid to TS Employment under the TS Employment Agreement will be consistent with service fees and other fees charged by independent third parties providing comparable PEO Services in the relevant geographic market and industry.  The TS Employment Agreement additionally provides that TS Employment and its affiliates may provide PEO Services to third parties, and that the Company or Accountabilities may obtain PEO Services from any third party or elect not to obtain PEO Services from any party.  The term of the TS Employment Agreement expires on the later of December 31, 2011 or the last date of expiration of any services schedule which may be attached to the TS Employment Agreement from time to time, and shall automatically be renewed for successive one year periods (and for the length of the term of each services schedule) unless either party gives the other not less than 60 days notice prior to the applicable expiration date.

The foregoing summary is not intended to be complete, and is qualified in its entirety by reference to the TS Employment Agreement, a copy of which is filed herewith as Exhibit 10.2.

Item 9.01         Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit Number	Description of Exhibit

10.1*	Master Services Agreement (PEO Services), dated August 27, 2010, by and between Corporate Resource Services, Inc. and TSE-PEO, Inc.

10.2*	Master Services Agreement (PEO Services), dated August 27, 2010, by and between Corporate Resource Services, Inc. and TS Employment, Inc.

* Confidential treatment has been requested with respect to portions of this exhibit.  Omitted portions have been filed separately with the Securities and Exchange Commission.

3

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Corporate Resource Services, Inc.

By:	/s/ Jay H. Schecter
Name: Jay H. Schecter
Title: Chief Executive Officer

Dated:  September 2, 2010

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.1*	Master Services Agreement (PEO Services), dated August 27, 2010, by and between Corporate Resource Services, Inc. and TSE-PEO, Inc.

10.2*	Master Services Agreement (PEO Services), dated August 27, 2010, by and between Corporate Resource Services, Inc. and TS Employment, Inc.

* Confidential treatment has been requested with respect to portions of this exhibit.  Omitted portions have been filed separately with the Securities and Exchange Commission.